Exhibit 99.1
For Immediate Release
Starwood Property Trust Reports Results for
Quarter Ended June 30, 2025
– Quarterly GAAP Earnings of $0.38 and Distributable Earnings (DE) of $0.43 per Diluted Share –
– Invested $3.2 Billion in the Quarter and $5.5 Billion in the 6 Months, Surpassing 2024 Capital Deployment –
– LNR’s Commercial Special Servicer Ratings of CSS1 and CS1 (Highest Ratings Possible) Reaffirmed by Fitch and Morningstar DBRS –
– Awarded Nareit Gold Investor CARE Award for 9th Time in 11 Years –
– Paid Dividend of $0.48 per Share for Q2 and Declared $0.48 Dividend for Q3 –
– Acquired Fundamental Income Properties, a $2.2 Billion Fully Integrated Net Lease Real Estate Operating Platform and Owned Portfolio –
MIAMI BEACH, FL, August 7, 2025 /PRNewswire/ -- Starwood Property Trust, Inc. (NYSE: STWD) today announced operating results for the fiscal quarter ended June 30, 2025. The Company’s second quarter 2025 GAAP net income was $129.8 million, and Distributable Earnings (a non-GAAP financial measure) was $151.1 million.

“We have continued to demonstrate the strength and flexibility of our multi-cylinder platform,” said Barry Sternlicht, Chairman and CEO of Starwood Property Trust. “While commercial real estate lending remains a foundational part of our business, it now represents about half of our asset base—a reflection of how far we’ve diversified and evolved. Our capital deployment has already surpassed full-year 2024 levels, and we’re seeing robust investment opportunities across sectors. We are exceptionally well-positioned to capitalize on today’s environment.”

“As the property markets recover, led by much lower future supply and the imminent projection of lower interest rates, the integration of Fundamental Income marks a significant step in our ongoing evolution and diversification,” Sternlicht continued. “Their scalable business, disciplined credit focus, and structuring expertise are highly aligned with our platform. This acquisition adds a powerful new important vertical where we hope to deploy significant capital and grow our earnings going forward with stable recurring cash flows.”

“Since our IPO, we’ve raised over $20 billion in capital, proving our ability to access liquidity through all market conditions,” added Jeffrey DiModica, President of Starwood Property Trust. “The recent repricing of our term loans to best-in-class levels reflects the market’s confidence in our strategy and credit profile. With $5.0 billion in unencumbered assets, over $1.4 billion in unrealized property gains, no near-term debt maturities, and a diversified business model, we have the tools and financial strength to drive disciplined growth and capture the compelling opportunities ahead.”

Supplemental Schedules
The Company has published supplemental earnings schedules on its website in order to provide additional disclosure and financial information for the benefit of the Company’s stakeholders. Specifically, these materials can be found on the Company’s website in the Investor Relations section under “Quarterly Results” at www.starwoodpropertytrust.com.
Webcast and Conference Call Information
The Company will host a live webcast and conference call on Thursday, August 7, 2025, at 10:00 a.m. Eastern Time. To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software. The webcast is available at www.starwoodpropertytrust.com in the Investor Relations section of the website. The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in.
To Participate via Telephone Conference Call:
Dial in at least 15 minutes prior to start time.
Domestic: 1-877-407-9039
International: 1-201-689-8470
Conference Call Playback:
Domestic: 1-844-512-2921
International: 1-412-317-6671
Passcode: 13754310
The playback can be accessed through August 21, 2025.
About Starwood Property Trust, Inc.
Starwood Property Trust (NYSE: STWD), an affiliate of global private investment firm Starwood Capital Group, is a leading diversified finance company with a core focus on the real estate and infrastructure sectors. As of June 30, 2025, the Company has successfully deployed $108 billion of capital since inception and manages a portfolio of over $27 billion across debt and equity investments. Starwood Property Trust’s investment objective is to generate attractive and stable returns for shareholders, primarily through dividends, by leveraging a premiere global organization to identify and execute on the best risk adjusted returning investments across its target assets. Additional information can be found at www.starwoodpropertytrust.com.
Forward-Looking Statements
Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are developed by combining currently available information with our beliefs and assumptions and are generally identified by the words “believe,” “expect,” “anticipate” and other similar expressions.  Although Starwood Property Trust, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained.  Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, completion of pending investments and financings, continued ability to acquire additional investments, competition within the finance and real estate industries, availability of financing, and other risks detailed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as well as other risks and uncertainties set forth from time to time in the Company’s reports filed with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended June 30, 2025.

In light of these risks and uncertainties, there can be no assurances that the results referred to in the forward-looking statements contained herein will in fact occur. Except to the extent required by applicable law or regulation, we undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, changes to future results over time or otherwise.

Additional information can be found on the Company’s website at www.starwoodpropertytrust.com.

Contact:
Zachary Tanenbaum
Starwood Property Trust
Phone: 203-422-7788
Email: ztanenbaum@starwood.com

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the three months ended June 30, 2025
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$313,595	$65,949	$—	$5,675	$—	$385,219	$—	$385,219
Interest income from investment securities	21,335	148	—	21,778	—	43,261	(32,948)	10,313
Servicing fees	111	—	—	18,627	—	18,738	(4,658)	14,080
Rental income	6,532	—	16,237	5,474	—	28,243	—	28,243
Other revenues	2,334	1,087	240	2,231	536	6,428	—	6,428
Total revenues	343,907	67,184	16,477	53,785	536	481,889	(37,606)	444,283
Costs and expenses:
Management fees	177	—	—	—	30,656	30,833	—	30,833
Interest expense	180,494	39,106	9,067	7,794	79,881	316,342	(210)	316,132
General and administrative	15,535	5,523	1,237	24,361	4,416	51,072	—	51,072
Costs of rental operations	4,950	—	5,930	3,632	—	14,512	—	14,512
Depreciation and amortization	2,491	9	5,875	1,744	252	10,371	—	10,371
Credit loss provision, net	3,663	2,003	—	—	—	5,666	—	5,666
Other expense	—	1,693	6	194	—	1,893	—	1,893
Total costs and expenses	207,310	48,334	22,115	37,725	115,205	430,689	(210)	430,479
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	40,280	40,280
Change in fair value of servicing rights	—	—	—	3,568	—	3,568	(1,205)	2,363
Change in fair value of investment securities, net	(2,058)	—	—	3,728	—	1,670	(1,325)	345
Change in fair value of mortgage loans, net	8,425	—	—	21,442	—	29,867	—	29,867
Income from affordable housing fund investments	—	—	5,115	—	—	5,115	—	5,115
Earnings from unconsolidated entities	1,412	1,167	—	5,647	—	8,226	(354)	7,872
Gain on sale of investments and other assets, net	31,662	—	—	—	—	31,662	—	31,662
(Loss) gain on derivative financial instruments, net	(116,140)	—	(13)	(1,304)	16,161	(101,296)	—	(101,296)
Foreign currency gain (loss), net	83,257	630	(126)	—	—	83,761	—	83,761
Gain (loss) on extinguishment of debt	20,773	(783)	—	—	—	19,990	—	19,990
Other (loss) income, net	(737)	—	(636)	2,977	—	1,604	—	1,604
Total other income (loss)	26,594	1,014	4,340	36,058	16,161	84,167	37,396	121,563
Income (loss) before income taxes	163,191	19,864	(1,298)	52,118	(98,508)	135,367	—	135,367
Income tax benefit (provision)	5,495	88	—	(6,254)	—	(671)	—	(671)
Net income (loss)	168,686	19,952	(1,298)	45,864	(98,508)	134,696	—	134,696
Net (income) loss attributable to non-controlling interests	(4)	—	(5,326)	448	—	(4,882)	—	(4,882)
Net income (loss) attributable to Starwood Property Trust, Inc.	$168,682	$19,952	$(6,624)	$46,312	$(98,508)	$129,814	$—	$129,814

Definition of Distributable Earnings
Distributable Earnings, a non-GAAP financial measure, is used to compute the Company’s incentive fees to its external manager and is an appropriate supplemental disclosure for a mortgage REIT. For the Company’s purposes, Distributable Earnings is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee due to the Company’s external manager, acquisition costs for successful acquisitions, depreciation and amortization of real estate and associated intangibles, any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period and, to the extent deducted from net income (loss), distributions payable with respect to equity securities of subsidiaries issued in exchange for properties or interests therein. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments as determined by the Company’s external manager and approved by a majority of the Company’s independent directors. Refer to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 for additional information regarding Distributable Earnings.
Reconciliation of Net Income to Distributable Earnings
For the three months ended June 30, 2025
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$168,682	$19,952	$(6,624)	$46,312	$(98,508)	$129,814
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	4,629	—	—	4,629
Non-controlling interests attributable to unrealized gains/losses	—	—	(3,383)	(2,699)	—	(6,082)
Non-cash equity compensation expense	2,844	723	107	1,367	8,389	13,430
Management incentive fee	—	—	—	—	183	183
Depreciation and amortization	2,528	—	5,987	1,845	—	10,360
Interest income adjustment for loans and securities	5,832	—	—	7,304	—	13,136
Consolidated income tax (benefit) provision associated with fair value adjustments	(5,495)	(88)	—	6,254	—	671
Other non-cash items	5	—	316	(380)	—	(59)
Reversal of GAAP unrealized and realized (gains) / losses on:
Loans	(8,425)	—	—	(21,442)	—	(29,867)
Credit loss provision, net	3,663	2,003	—	—	—	5,666
Securities	2,058	—	—	(3,728)	—	(1,670)
Woodstar Fund investments	—	—	(5,115)	—	—	(5,115)
Derivatives	116,140	—	13	1,304	(16,161)	101,296
Foreign currency	(83,257)	(630)	126	—	—	(83,761)
Earnings from unconsolidated entities	(1,412)	(1,167)	—	(5,647)	—	(8,226)
Sales of properties	(4,128)	—	—	—	—	(4,128)
Recognition of Distributable realized gains / (losses) on:
Loans	(702)	—	—	19,165	—	18,463
Securities	(316)	—	—	(4,223)	—	(4,539)
Woodstar Fund investments	—	—	21,600	—	—	21,600
Derivatives	17,555	50	(99)	347	(6,868)	10,985
Foreign currency	1,671	91	(125)	—	—	1,637
Earnings (loss) from unconsolidated entities	1,412	(109)	—	5,801	—	7,104
Sales of properties	(44,438)	—	—	—	—	(44,438)
Distributable Earnings (Loss)	$174,217	$20,825	$17,432	$51,580	$(112,965)	$151,089
Distributable Earnings (Loss) per Weighted Average Diluted Share	$0.49	$0.06	$0.05	$0.15	$(0.32)	$0.43

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the six months ended June 30, 2025
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$603,894	$126,405	$—	$8,843	$—	$739,142	$—	$739,142
Interest income from investment securities	45,224	302	—	49,952	—	95,478	(72,944)	22,534
Servicing fees	176	—	—	40,456	—	40,632	(9,092)	31,540
Rental income	14,735	—	32,552	10,139	—	57,426	—	57,426
Other revenues	5,344	2,102	474	3,270	631	11,821	—	11,821
Total revenues	669,373	128,809	33,026	112,660	631	944,499	(82,036)	862,463
Costs and expenses:
Management fees	357	—	—	—	71,239	71,596	—	71,596
Interest expense	346,045	74,260	18,044	15,927	154,419	608,695	(405)	608,290
General and administrative	30,141	10,541	2,651	46,862	9,024	99,219	—	99,219
Costs of rental operations	10,468	—	11,948	6,916	—	29,332	—	29,332
Depreciation and amortization	6,098	19	11,740	3,495	503	21,855	—	21,855
Credit loss (reversal) provision, net	(22,096)	2,763	—	—	—	(19,333)	—	(19,333)
Other expense	(25)	3,616	(76)	229	—	3,744	—	3,744
Total costs and expenses	370,988	91,199	44,307	73,429	235,185	815,108	(405)	814,703
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	68,971	68,971
Change in fair value of servicing rights	—	—	—	3,454	—	3,454	(338)	3,116
Change in fair value of investment securities, net	5,339	—	—	(18,901)	—	(13,562)	13,734	172
Change in fair value of mortgage loans, net	50,999	—	—	37,272	—	88,271	—	88,271
Income from affordable housing fund investments	—	—	9,025	—	—	9,025	—	9,025
Earnings from unconsolidated entities	2,708	545	—	5,892	—	9,145	(736)	8,409
Gain on sale of investments and other assets, net	31,662	—	—	—	—	31,662	—	31,662
(Loss) gain on derivative financial instruments, net	(181,978)	(19)	(111)	(2,377)	43,500	(140,985)	—	(140,985)
Foreign currency gain (loss), net	117,873	866	(187)	—	—	118,552	—	118,552
Gain (loss) on extinguishment of debt	20,773	(783)	—	—	—	19,990	—	19,990
Other (loss) income, net	(1,226)	—	(1,464)	2,981	—	291	—	291
Total other income (loss)	46,150	609	7,263	28,321	43,500	125,843	81,631	207,474
Income (loss) before income taxes	344,535	38,219	(4,018)	67,552	(191,054)	255,234	—	255,234
Income tax benefit (provision)	5,201	(45)	—	(9,593)	—	(4,437)	—	(4,437)
Net income (loss)	349,736	38,174	(4,018)	57,959	(191,054)	250,797	—	250,797
Net (income) loss attributable to non-controlling interests	(7)	—	(10,410)	1,689	—	(8,728)	—	(8,728)
Net income (loss) attributable to Starwood Property Trust, Inc.	$349,729	$38,174	$(14,428)	$59,648	$(191,054)	$242,069	$—	$242,069

Reconciliation of Net Income to Distributable Earnings
For the six months ended June 30, 2025
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$349,729	$38,174	$(14,428)	$59,648	$(191,054)	$242,069
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	9,288	—	—	9,288
Non-controlling interests attributable to unrealized gains/losses	—	—	(6,757)	(7,202)	—	(13,959)
Non-cash equity compensation expense	5,636	1,323	216	2,764	16,841	26,780
Management incentive fee	—	—	—	—	10,244	10,244
Depreciation and amortization	6,270	—	11,958	3,697	—	21,925
Interest income adjustment for loans and securities	12,048	—	—	22,466	—	34,514
Consolidated income tax provision (benefit} associated with fair value adjustments	(5,201)	45	—	9,593	—	4,437
Other non-cash items	8	—	611	(746)	—	(127)
Reversal of GAAP unrealized and realized (gains) / losses on:
Loans	(50,999)	—	—	(37,272)	—	(88,271)
Credit loss (reversal) provision, net	(22,096)	2,763	—	—	—	(19,333)
Securities	(5,339)	—	—	18,901	—	13,562
Woodstar Fund investments	—	—	(9,025)	—	—	(9,025)
Derivatives	181,978	19	111	2,377	(43,500)	140,985
Foreign currency	(117,873)	(866)	187	—	—	(118,552)
Earnings from unconsolidated entities	(2,708)	(545)	—	(5,892)	—	(9,145)
Sales of properties	(4,128)	—	—	—	—	(4,128)
Recognition of Distributable realized gains / (losses) on:
Loans	(882)	—	—	33,872	—	32,990
Securities	(347)	—	—	(6,756)	—	(7,103)
Woodstar Fund investments	—	—	41,921	—	—	41,921
Derivatives	46,596	103	(196)	(677)	(13,902)	31,924
Foreign currency	2,057	58	(186)	—	—	1,929
Earnings (loss) from unconsolidated entities	2,708	(217)	—	6,407	—	8,898
Sales of properties	(44,438)	—	—	—	—	(44,438)
Distributable Earnings (Loss)	$353,019	$40,857	$33,700	$101,180	$(221,371)	$307,385
Distributable Earnings (Loss) per Weighted Average Diluted Share	$1.00	$0.12	$0.10	$0.29	$(0.63)	$0.88

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Balance Sheet by Segment
As of June 30, 2025
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Assets:
Cash and cash equivalents	$20,699	$89,036	$31,842	$60,226	$58,118	$259,921	$—	$259,921
Restricted cash	167,090	29,605	1,170	356	16,723	214,944	—	214,944
Loans held-for-investment, net	14,765,064	3,060,322	—	—	—	17,825,386	—	17,825,386
Loans held-for-sale	2,323,276	—	—	171,562	—	2,494,838	—	2,494,838
Investment securities	871,881	17,055	—	1,202,438	—	2,091,374	(1,588,776)	502,598
Properties, net	764,852	—	650,398	64,761	—	1,480,011	—	1,480,011
Investments of consolidated affordable housing fund	—	—	2,055,555	—	—	2,055,555	—	2,055,555
Investments in unconsolidated entities	8,514	54,651	—	33,225	—	96,390	(14,971)	81,419
Goodwill	—	119,409	—	140,437	—	259,846	—	259,846
Intangible assets	3,112	—	20,784	66,619	—	90,515	(36,083)	54,432
Derivative assets	64,565	—	4	11	7,374	71,954	—	71,954
Accrued interest receivable	147,344	16,241	—	816	240	164,641	—	164,641
Other assets	173,709	5,502	58,328	7,913	136,116	381,568	—	381,568
VIE assets, at fair value	—	—	—	—	—	—	36,522,250	36,522,250
Total Assets	$19,310,106	$3,391,821	$2,818,081	$1,748,364	$218,571	$27,486,943	$34,882,420	$62,369,363
Liabilities and Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$197,050	$31,651	$13,658	$38,650	$117,265	$398,274	$—	$398,274
Related-party payable	—	—	—	—	25,846	25,846	—	25,846
Dividends payable	—	—	—	—	166,227	166,227	—	166,227
Derivative liabilities	125,447	—	—	—	16,894	142,341	—	142,341
Secured financing agreements, net	9,820,014	1,195,546	480,912	518,078	1,545,949	13,560,499	(20,110)	13,540,389
Collateralized loan obligations and single asset securitization, net	1,550,966	1,231,809	—	—	—	2,782,775	—	2,782,775
Unsecured senior notes, net	—	—	—	—	3,242,251	3,242,251	—	3,242,251
VIE liabilities, at fair value	—	—	—	—	—	—	34,902,530	34,902,530
Total Liabilities	11,693,477	2,459,006	494,570	556,728	5,114,432	20,318,213	34,882,420	55,200,633
Temporary Equity: Redeemable non-controlling interests	—	—	425,453	—	—	425,453	—	425,453
Permanent Equity:
Starwood Property Trust, Inc. Stockholders’ Equity:
Common stock	—	—	—	—	3,491	3,491	—	3,491
Additional paid-in capital	1,177,279	635,080	(395,728)	(596,291)	5,575,101	6,395,441	—	6,395,441
Treasury stock	—	—	—	—	(138,022)	(138,022)	—	(138,022)
Retained earnings (accumulated deficit)	6,426,450	297,735	2,087,961	1,672,800	(10,336,431)	148,515	—	148,515
Accumulated other comprehensive income	12,785	—	—	—	—	12,785	—	12,785
Total Starwood Property Trust, Inc. Stockholders’ Equity	7,616,514	932,815	1,692,233	1,076,509	(4,895,861)	6,422,210	—	6,422,210
Non-controlling interests in consolidated subsidiaries	115	—	205,825	115,127	—	321,067	—	321,067
Total Permanent Equity	7,616,629	932,815	1,898,058	1,191,636	(4,895,861)	6,743,277	—	6,743,277
Total Liabilities and Equity	$19,310,106	$3,391,821	$2,818,081	$1,748,364	$218,571	$27,486,943	$34,882,420	$62,369,363